UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023 (June 1, 2023)

LogicMark, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Diode Lane Louisville, KY	40299
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LGMK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2023 (the “Effective Time”), LogicMark, Inc., a Delaware corporation (the “Predecessor Registrant”), merged with and into its wholly-owned subsidiary, LogicMark, Inc., a Nevada corporation (the “Registrant”), pursuant to an agreement and plan of merger, dated as of June 1, 2023 (the “Agreement”), between the Predecessor Registrant and the Registrant, with the Registrant as the surviving corporation (such transaction, the “Reincorporation”). At the Effective Time, the Registrant succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant existing immediately prior to the Reincorporation. The Reincorporation was consummated by the filing of a certificate of ownership and merger on June 1, 2023 with the Secretary of State of the State of Delaware (the “Delaware Certificate”) and the articles of merger with the Secretary of State of the State of Nevada (the “Nevada Articles”). The Agreement and transactions contemplated thereby were approved by the affirmative vote of a majority of the outstanding shares of the Predecessor Registrant’s common stock, par value $0.0001 per share (the “Predecessor Common Stock”), and the Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Predecessor Series C Preferred Stock”), as well as the Series F Convertible Preferred Stock, par value $0.0001 per share (the “Predecessor Series F Preferred Stock”) on an as-converted to Predecessor Common Stock basis, in the aggregate, and entitled to vote on the matter, at the Predecessor Registrant’s special meeting of stockholders held on March 7, 2023, in accordance with the General Corporation Law of the State of Delaware (“DGCL”).

At the Effective Time, pursuant to the Agreement, (i) each outstanding share of the Predecessor Common Stock automatically converted into one share of common stock, par value $0.0001 per share, of the Registrant (“Registrant Common Stock”), (ii) each outstanding share of the Predecessor Series C Preferred Stock automatically converted into one share of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share, of the Registrant (“Registrant Series C Preferred Stock”), (iii) each outstanding share of the Predecessor Series F Preferred Stock automatically converted into one share of Series F Convertible Preferred Stock, par value $0.0001 per share, of the Registrant (“Registrant Series F Preferred Stock”), (iv) each outstanding option, right or warrant to acquire shares of Predecessor Common Stock converted into an option, right or warrant, as applicable, to acquire an equal number of shares of Registrant Common Stock under the same terms and conditions as the original options, rights or warrants, as applicable, and (v) the directors and executive officers of the Predecessor Registrant were appointed as directors and executive officers, as applicable, of the Registrant, each to serve in the same capacity and for the same term as such person served with the Predecessor Registrant immediately prior to the Reincorporation. In addition, by operation of law, the Registrant assumed all of the Predecessor Registrant’s obligations under its equity incentive plans and employment agreements. The shares of Predecessor Common Stock remaining available for awards under such plans were automatically adjusted upon the Reincorporation into an identical number of shares of Registrant Common Stock, and all awards previously granted under such plans that were outstanding as of the Effective Time were automatically adjusted into awards for the identical number of shares of Registrant Common Stock, without any other change to the form, terms or conditions of such awards.

As a result of the Reincorporation, the Registrant ceased to be subject to the DGCL or governed by the Predecessor Registrant’s certificate of incorporation, as amended (the “Delaware Charter”) and its by-laws (the “Delaware Bylaws”). As of the Effective Time, the Registrant became subject to the Nevada Revised Statutes of the State of Nevada (“NRS”) and became governed by the Registrant’s articles of incorporation (the “Nevada Charter”) and bylaws (the “Nevada Bylaws”). The Registrant Series C Preferred Stock and the Registrant Series F Preferred Stock became governed by the Nevada Charter and the Nevada Bylaws, as well as the Registrant’s Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock (the “Registrant Series C CoD”) and the Registrant’s Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Registrant Series F CoD”), respectively.

At the Effective Time, the Registrant became the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As the successor issuer, the Registrant Common Stock, as a class of capital stock of the Registrant, is deemed to be registered under Section 12(b) of the Exchange Act and the Registrant succeeded to the Predecessor Registrant’s obligation to file reports, proxy statements and other information required by the Exchange Act with the U.S. Securities and Exchange Commission (the “Commission”).

The Registrant Common Stock is listed on the Nasdaq Capital Market under the symbol “LGMK,” which is the same symbol previously used for the Predecessor Common Stock. In accordance with the Agreement, each outstanding certificate previously representing shares of Predecessor Common Stock, Predecessor Series C Preferred Stock or Predecessor Series F Preferred Stock automatically represents, without any action of the Predecessor Registrant’s stockholders, the same number of shares of Registrant Common Stock, Registrant Series C Preferred Stock or Registrant Series F Preferred Stock, as applicable.

In connection with the Reincorporation, the Registrant intends to enter into updated indemnification agreements with each of its directors and executive officers, reflecting the transition from Delaware to Nevada (the “Indemnification Agreements”). Each of the Indemnification Agreements would require the Registrant to indemnify the Registrant’s directors and executive officers, as applicable, to the fullest extent permitted by Nevada law.

While the Registrant sought to maintain the material rights of stockholders by adopting the Nevada Charter and the Nevada Bylaws with provisions similar to the provisions of the Delaware Charter and Delaware Bylaws, there are also key differences that may impact the rights of the Registrant’s stockholders. A description of these differences, as well as certain differences between the NRS and the DGCL, are included in the Definitive Proxy Statement on Schedule 14A filed by the Predecessor Registrant with the Commission on January 31, 2023, as amended on February 2, 2023 (the “Proxy Statement”), under “Comparison of Rights under the DGCL and the Chapter 78 of the NRS”.

The foregoing descriptions of the Reincorporation, the Agreement, the Delaware Certificate, the Nevada Articles, the Nevada Charter, the Nevada Bylaws, the Registrant Series C CoD, the Registrant Series F CoD and the Indemnification Agreements do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of each of the Agreement, the Delaware Certificate, the Nevada Articles, the Nevada Charter, the Nevada Bylaws, the Registrant Series C CoD, the Registrant Series F CoD and the form of Indemnification Agreement, copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, 3.1(i)(a), 3.1(ii), 3.1(i)(b), 3.1(i)(c) and 10.1, respectively, and are incorporated herein by reference.

Item 2.03. Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference into this Item 2.03.

As a result of the Reincorporation, as of the Effective Time, the Registrant assumed and succeeded by operation of law to all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Registrant to the same extent as if the Registrant had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Commission on March 30, 2023, and the Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the Commission on May 12, 2023.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.03.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this Form 8-K should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Registrant’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts, including, without limitation, with respect to the Reincorporation. These forward-looking statements are based on the Registrant’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2022, and other risks and uncertainties listed from time to time in the Registrant’s other filings with the Commission. There may be other factors of which the Registrant is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Registrant does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are filed as exhibits to this Form 8-K:

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of June 1, 2023
Exhibit 2.2	Certificate of Ownership and Merger, filed with the Secretary of State of the State of Delaware on June 1, 2023
Exhibit 2.3	Articles of Merger, filed with the Secretary of State of the State of Nevada on June 1, 2023
Exhibit 3.1(i)(a)	Articles of Incorporation, filed with the Secretary of State of the State of Nevada on June 1, 2023
Exhibit 3.1(i)(b)	Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock, filed with the Secretary of State of the State of Nevada on June 1, 2023
Exhibit 3.1(i)(c)	Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock, filed with the Secretary of State of the State of Nevada on June 1, 2023
Exhibit 3.1(ii)	Bylaws
Exhibit 10.1	Form of Indemnification Agreement
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2023	LogicMark, Inc.

	By:	/s/ Mark Archer
		Name:	Mark Archer
		Title:	Chief Financial Officer

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